Exhibit 32.02
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ENACTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q for the period ended June 30, 2009 of Hartford Life Insurance Company (the “Company”), filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certifies, pursuant to 18 U.S.C. section 1350 as enacted by section 906 of the Sarbanes-Oxley Act of 2002, that:
1)	The Report fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934; and
2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Glenn D. Lammey Name: Glenn D. Lammey
Title: Executive Vice President and Chief Financial Officer
Date: July 29, 2009
HLIC

101